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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 30, 1999


                         AMERICAN BIO MEDICA CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          New York                    0-28666                     14-1702188
----------------------------    ----------------------    ----------------------
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
     of Incorporation)                                    Identification Number)



               300 Fairview Avenue, Hudson, New York           12534
               --------------------------------------------------------
               (Address of Principal Executive Offices)      (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         CC Investments, LDC ("CCI") and American Bio Medica Corporation ("ABMC") are parties to a certain Registration Rights Agreement dated April 24, 1998 (the "Registration Rights Agreement") whereby the Company agreed to register the resale by CCI of shares of the Company's common stock (the "Common Stock") issuable upon conversion of the Company's Series D Preferred Stock and upon exercise of certain stock purchase warrants. Pursuant to the Registration Rights Agreement if a registration statement covering the resale by CCI of such shares of Common Stock (the "Registration Statement") was not declared effective by July 23, 1998 or once declared effective sales could not made thereunder for any reason (a "Registration Statement Deficiency"), the Company agreed to pay to CCI a late registration penalty in an amount calculated pursuant to section 2 of the Registration Rights Agreement (the "Late Registration Penalty") and CCI reserved the right to pursue actual damages for a Registration Statement Deficiency. The Registration Statement filed by the Company on September 28, 1998 (the "1999 Registration Statement") was not declared effective until March 17, 1999, and once declared effective sales could not be made thereunder through the Effective Date (as defined in the 1999 Agreement), resulting in a Late Registration Penalty and a Registration Statement Deficiency (the "1999 Late Registration Penalty"). Prior to April 30, 1999, CCI had communicated to the Company that it was willing to accept $250,000 in cash in settlement of the 1999 Late Registration Penalty. On May 28, 1999, CCI and the Company entered into a definitive Agreement as of April 30, 1999 (the "1999 Agreement") to settle all claims by CCI against the Company relating to the Registration Statement Deficiency, including the 1999 Late Registration Penalty, any actual damages suffered by CCI relating to or arising from the Registration Deficiency and certain other claims under the Securities Purchase Agreement dated April 24, 1998 (the "Securities Purchase Agreement") between the Company and CCI. Pursuant to the 1999 Agreement, the Company gave consideration of $225,000 to CCI on June 1, 1999 ($100,000 in cash and a one-year promissory note in the principal amount of $125,000 accruing interest at the rate of 14% annually). All capitalized terms have the meanings assigned to such terms in the 1999 Agreement filed as
Exhibit 4.1 to this Form 8-K.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  4.1 Agreement entered into as of April 30, 1999, between American Bio Medica Corporation (the "Company") and CC Investments, LDC ("CCI") (the "1999 Agreement").

                  4.2 Promissory Note dated May 28, 1999 from the Company payable to CCI pursuant to the terms of the 1999 Agreement.

                  4.3 Form of Securities Purchase Agreement between the Company and CCI (incorporated by reference to Exhibit
                           4.1 of the Company's Current Report on Form 8-K filed April 30, 1998).

                  4.4 Form of Registration Rights Agreement between the Company and CCI (incorporated by reference to Exhibit
                           4.2 of the Company's Current Report on Form 8-K filed April 30, 1998).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMERICAN BIO MEDICA CORPORATION
                                                 (Registrant)


Dated:  June 4, 1999                             By: /s/ Stan Cipkowski
                                                    ----------------------------
                                                     Stan Cipkowski,
                                                     President and Principal
                                                     Executive Officer

                                                 By: /s/ John F. Murray
                                                    ----------------------------
                                                     John F. Murray,
                                                     Treasurer and Principal
                                                     Financial Officer




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